                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

     Craftmade International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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     (4) Proposed maximum aggregate value of transaction:


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     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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
                                                             September 30, 1997


TO OUR SHAREHOLDERS:

You are cordially invited to attend our 1997 annual meeting of shareholders which will be held on October 31, 1997 at 10:00 a.m., local time, at our corporate office, 650 South Royal Lane, Suite 100, Coppell, Texas.

We're holding this year's annual meeting at our corporate office to provide our shareholders an opportunity to visit our facility and see Craftmade at work. We feel this is the best way for our investors to see for themselves what the company is all about.

Please read these materials so that you'll know what we plan to do at the meeting. Also, please sign and return the accompanying proxy card. This way, your shares will be voted as you direct even if you can't attend the meeting. If you would like to attend, please see the instructions on "How to Attend the Meeting".


/s/ JAMES R. RIDINGS
---------------------
James R. Ridings
Chairman of the Board

                                    [LOGO]

                         CRAFTMADE INTERNATIONAL, INC.
                        650 South Royal Lane, Suite 100
                             Coppell, Texas 75019

               NOTICE OF THE 1997 ANNUAL MEETING OF SHAREHOLDERS


     The annual meeting of shareholders of Craftmade International, Inc. (Company) will be held on Friday, October 31, 1997 at 10:00 a.m., local time, at the Company's office at 650 South Royal Lane, Suite 100, Coppell, Texas, for the following purposes:

     (1) To elect five (5) directors to serve until the next annual meeting of shareholders of the Company and until their successors have been elected and qualified;

     (2) To ratify and approve the selection of Price Waterhouse LLP as the Company's auditors for 1998; and

     (3)  To transact any other business properly before the annual meeting.

     Only shareholders of record at the close of business on September 30, 1997 can vote at the meeting.

     A complete list of shareholders entitled to vote at the annual meeting will be maintained at the Company's offices at 650 South Royal Lane, Suite 100, Coppell, Texas 75019, for ten days prior to the annual meeting.

     All shareholders are cordially invited to attend the annual meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY.

                                   By Order of the Board of Directors,


                                               /s/ KENNETH M. CANCIENNE
                                               ------------------------
                                                   Kenneth M. Cancienne
                                                     Secretary







Coppell, Texas
October 1, 1997

                                PROXY STATEMENT


CRAFTMADE INTERNATIONAL, INC.                         October 1, 1997
650 SOUTH ROYAL LANE, SUITE 100
COPPELL, TEXAS 75019


The Board of Directors is soliciting proxies to be used at the 1997 annual meeting of shareholders. This proxy statement, the form of proxy and annual report to shareholders were first mailed to shareholders on October 1, 1997.

WHO CAN VOTE

Record holders of common stock of the Company (common stock) at the close of business on September 30, 1997 (Record Date), may vote at the meeting. On the Record Date, 2,900,000 shares of common stock were outstanding. Each shareholder has one vote for each share of common stock.

REQUIRED VOTES

In order for the shareholders to conduct business at the annual meeting, a quorum must be present. The Bylaws of the Company provide that the meeting will have a quorum if holders of a majority of outstanding shares of common stock are present in person or represented at the meeting by proxy.

The total number of votes that could be cast at the meeting is the number of votes actually cast plus the number of abstentions. Abstentions and broker non-votes are counted as "shares present" at the meeting for purposes of determining whether a quorum exists. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they don't have discretionary voting and haven't received instructions as to how to vote on those proposals (so-called "broker non-votes") are considered "shares present" and have the effect of a negative vote on the election of Price Waterhouse.

PROPOSALS TO BE VOTED UPON

1. Election of Directors.

Nominees for election this year are James R. Ridings, Clifford Crimmings, Kenneth M. Cancienne, A. Paul Knuckley and Jerry E. Kimmel.

If any director is unable to stand for election, the Board may, by resolution, provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director.

We need the affirmative vote of a plurality of the outstanding shares of common stock. Your Board recommends a vote FOR these directors. Abstentions and broker non-votes for directors will have no effect on the vote for election of directors.

2. Ratification of Price Waterhouse LLP as Independent Accountants.

Price Waterhouse (PW) has been our independent public accountant for many years. The Audit Committee and the Board believe that PW's long-term knowledge of the Company is invaluable. Partners and employees of the firm engaged in audits are periodically changed, providing the Company with new expertise and experience. Representatives of PW have direct access to members of the Audit Committee and regularly attend their meetings. Representatives of PW will attend the annual meeting to answer appropriate questions and make a statement if they desire.

We need the affirmative vote of the majority of shares present in person or by proxy and entitled to vote at the meeting in order to ratify PW as independent accountants for 1998. The Audit Committee and the Board recommend a vote FOR Price Waterhouse as independent accountants for 1998. Abstentions and broker non-votes will have the same effect as votes against.

HOW YOU CAN VOTE

If you return your signed proxy to us before the annual meeting, we will vote your shares as you direct. You can specify on your proxy whether your shares should be voted for all, some, or none of the nominees for director. You can also specify whether you approve, disapprove, or abstain from the election of Price Waterhouse LLP as the Company's auditors for 1998.

IF YOU DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR AS SET FORTH UNDER "ELECTION OF DIRECTORS" AND "FOR" THE APPROVAL OF PRICE WATERHOUSE.

REVOCATION OF PROXIES

You can revoke your proxy at any time before it is exercised in any of three ways:

          (1)  by submitting written notice of revocation to the Secretary;

          (2) by submitting another proxy that is properly signed and later dated; or

          (3)  by voting in person at the meeting.

OTHER MATTERS TO BE ACTED UPON AT THE MEETING

We do not know of any other matters to be presented or acted upon at the annual meeting. Under our Bylaws, if any other matter is presented at the meeting on which a vote may properly be taken, the shares represented by proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting those shares.

HOW TO ATTEND THE MEETING

We encourage all holders of common stock on the Record Date to attend the annual meeting. This will give you an opportunity to visit the Company's facility, talk to management and vote your shares in person. If you are interested in attending, call our Corporate Secretary, Kenneth M. Cancienne, at
(800) 527-2578 for directions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below sets forth information with respect to the shareholders who were known to the Company to own beneficially more than 5% of the outstanding shares of common stock at August 31, 1997.

                                Number of Shares
 Name and Address                 Beneficially          Percent
of Beneficial Owner                 Owned(1)            of Class
-------------------                 -------             --------
James R. Ridings(2)                 632,486               21.8%
650 South Royal Lane, Suite 100
Coppell, Texas  75019

-----------

(1) Unless otherwise indicated, all shares listed are directly held with sole voting and investment power.

(2) Mr. Ridings is President, Chairman of the Board and Chief Executive Officer of the Company.

ELECTION OF DIRECTORS

Five directors will be elected at this year's annual meeting. Each director will serve until the next annual meeting and until he is succeeded by another director who has been duly elected and qualified.

We will vote your shares as you specify on the enclosed proxy form. If you sign, date, and return the proxy form, but don't specify how you want your shares voted, we will vote them for the election of all the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that person. Proxies can't be voted for the election of more than five persons to the Board.

Each of the nominees for director is now a member of the Board of Directors. The table below sets forth pertinent information with respect to the nominees for director, and executive officers including their beneficial ownership of shares of common stock at August 31, 1997. Each nominee has consented to serve as a director if elected. The following information about the nominees was provided by the nominees.

NOMINEES

                                                                                       Common Stock
                                                                                   Beneficially Owned(1)
                  Name, Age, Principal                                            -----------------------
                  Occupation and Other                                             Number        Percent
                     Directorships                                                of Shares      of Class
                     -------------                                                ---------      --------
James R. Ridings..............................................                     632,486        21.8%
     Mr. Ridings, age 47, has served as Chairman and Chief Executive Officer of the Company since December 1986 and President since October 1989. Mr.
     Ridings has been a Director of the Company since its organization in July
     1985 and was a Vice President between July 1985 and December 1986. Between
     March 1971 and December 1984, Mr. Ridings was a sales representative with
     Kevco, Incorporated, Fort Worth, Texas, and its predecessor company, a wholesale distributor of ceiling fans, plumbing supplies and mobile home accessories.

Clifford Crimmings.........................................                         55,000         1.9%
     Mr. Crimmings, age 47, has served as Vice President of Marketing of the
     Company since its organization in July 1985 and a Director since June 1987.
     Between May 1969 and July 1985, Mr. Crimmings was employed as a sales representative and then sales manager with Kevco, Incorporated and its predecessor company.

Kenneth M. Cancienne.......................................                         15,000(2)       *
     Mr. Cancienne, age 34, has served as Secretary since May 1996, Vice
     President and Chief Financial Officer of the Company since June 1991,
     Controller since May 1990 and a Director since April 1992. Between May
     1988 and May 1990, Mr. Cancienne was an accountant for Whitsell and
     Company, P.C., Arlington, Texas, a public accounting firm. Between May
     1985 and May 1988, Mr. Cancienne was an accountant for Postlethwaite and
     Netterville, Baton Rouge, Louisiana, a public accounting firm. Mr.
     Cancienne holds a B.B.A. degree in Accounting from Louisiana State
     University where he graduated in May 1985. Mr. Cancienne has been a
     Certified Public Accountant since October 1987.

A. Paul Knuckley...........................................                          5,000(3)       *
     Mr. Knuckley, age 48, has served since 1974 as President and Chief
     Executive Officer of Knuckley Inc., d.b.a. Ditch Witch of East Texas, and
     as owner and Vice-President of Witch Equipment Co., Inc. of Arlington,
     Texas. Prior to 1974, Mr. Knuckley was employed by John Hancock Mutual
     Life Insurance Company as a life and health underwriter. Mr. Knuckley received a B.B.A. degree from Texas Tech University in 1971 in both
     Personnel and Administrative Management. Mr. Knuckley has previously served on the Advisory Board of Charles Machine Works and the Southwest
     Rental Exposition Board. He is and has been for more than the preceding five years active as a private investor. Mr. Knuckley has served as director of the Company since October 1996.

Jerry E. Kimmel.................................................                       -            *
     Mr. Kimmel, age 60, is a founder of Kevco, Inc. serving as President from
     1964 to 1993, and as Chairman of the Board, President and Chief Executive
     Officer since then. Mr. Kimmel has served as Chairman of the Board of
     Governors of the Manufactured Housing Institute, a leading manufactured housing trade group. In 1992, Mr. Kimmel was inducted into the MH/RV Hall of Fame and in 1995 was selected Entrepreneur of the Year for manufac-
     turing and distribution division for the southwest region. Mr. Kimmel has served as a director of the Company since October 1996.

All directors and executive officers as a group (5 persons).....                   707,486(2)     24.4%


*    Less than 1%

(1) Unless otherwise indicated, all shares listed are directly held with sole voting and investment power.

(2) Represents options to purchase 15,000 shares of common stock of the Company.

(3) Includes 1,000 shares in a partnership in which Mr. Knuckley owns a 50% interest.

Directors who are not otherwise salaried employees of the Company are compensated by payment of $1,000 in the form of common stock per board meeting attended in consideration for such service. Directors do not receive any additional compensation for their attendance at committee meetings. In addition, directors will be reimbursed for reasonable expenses incurred in connection with their attendance at meetings.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's Board of Directors established an executive compensation committee (Committee) during March 1993 consisting of all outside directors. The Committee is responsible for reviewing and recommending compensation awards for the Company's senior executives, including the Chief Executive Officer. The following outlines the Committee's philosophy and objectives relative to executive compensation.

The Committee believes that the overall objective of the executive compensation program should be to encourage and reward enhancement of shareholder value. The Committee believes that the executive compensation program should be a comprehensive plan that will (i) motivate executives for long-term management of the Company resulting in increased shareholder value; (ii) reward effective management for the Company through annual performance evaluations; and (iii) attract and retain key executives through competitive salaries and other incentives.

This report is submitted by the members of the Committee.

OTHER COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors met twice during the fiscal year ended June 30, 1997. The Company at present has no standing nominating committee because the Board as a whole functions in this capacity, although it may consider constituting such committee in the future if the growth and complexity of its operations so warrants or if compliance with regulatory procedures is necessitated. In April 1992, the Board constituted its audit committee consisting of all Directors who are neither officers nor employees of the Company, and Mr. Kenneth M. Cancienne, the Company's Chief Financial Officer. One meeting of the audit committee was held during the Company's 1997 fiscal year. The audit committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of financial reporting. The audit committee also meets with the independent auditors and with appropriate Company financial personnel and internal auditors about these matters. The committee recommends to the Board the appointment of the independent auditors, subject to ratification by the Shareholders at the annual meeting. Both the internal auditors and the independent auditors periodically meet alone with the audit committee and always have unrestricted access to the committee.

No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and of the committee of the Board on which he served.

EXECUTIVE COMPENSATION

The following table sets forth compensation awarded by the Company to its Chief Executive Officer and its two other executive officers for services rendered during the fiscal years ended June 30, 1995, 1996 and 1997.

                          SUMMARY COMPENSATION TABLE

                                                  Annual Compensation
                                        ---------------------------------------     Long-Term
                                                                   Other Annual    Compensation     All Other
Name and Principal Position             Year     Salary    Bonus   Compensation       Awards       Compensation
                                        ----     --------  -----   ------------       ------       ------------
James R. Ridings ..................     1997     $273,000     0         0               0              0
Chairman of the Board of                1996     $260,000     0         0               0              0
Directors, President and                1995     $267,924     0         0               0              0
Chief Executive Officer

Kenneth M. Cancienne ..............     1997     $115,506     0         0               0              0
Chief Financial Officer, Secretary,     1996     $110,006     0         0               0              0
Treasurer and Director                  1995     $112,552     0         0               0              0

Clifford Crimmings ................     1997     $157,520     0         0               0              0
Vice President of Marketing             1996     $150,020     0         0               0              0
 and Director                           1995     $155,104     0         0               0              0

OPTION EXERCISES AND HOLDINGS

The following table provides information related to the number of shares of common stock received upon exercise of options, the aggregate dollar value realized upon exercise and the number and value of options held by the named executive officers of the Company at June 30, 1997. The named executive officers were not granted any stock options during the year ended June 30, 1997.

                                                                             Unexercised Options at June 30, 1997
                                                                             ------------------------------------
                                                                       Number of Securities
                                                                      Underlying Unexercised        Value of Unexpired
                                            Shares Acquired                  Options               In-The-Money Options
Name                                    on Exercise Value Realized   Exercisable/Unexercisable   Exercisable/Unexercisable
                                        ----------- --------------   -------------------------   -------------------------
James R. Ridings .......................     0           $0                      0                       $0/0

Kenneth M. Cancienne ...................     0           $0                   15,000                   $6,563/0

Clifford Crimmings .....................     0           $0                      0                       $0/0

EMPLOYEE STOCK OPTIONS

On December 31, 1992, the Company granted to two key employees options to purchase an aggregate of 30,000 shares of common stock of the Company at $6.56 per share, the average market value of common stock at date of grant. Under the terms of the grant, the right to exercise such options fully vested in fiscal 1994, provided such individuals remained in the employ of the Company.

The options are exercisable for a five-year period subsequent to vesting, except that following departure from the Company, exercisable options that have accrued must be exercised within three months of termination of employment. The exercise period is accelerated in the event of death, disability or early retirement.

A summary of outstanding options are as follows:

                                                         Number of Shares
Outstanding at June 30, 1995                                  30,000
Exercised                                                        -
                                                              ------
Outstanding at June 30, 1996                                  30,000
Exercised                                                        -
                                                              ------
Outstanding at June 30, 1997                                  30,000
                                                              ======

Exercisable at June 30, 1997                                  30,000
                                                              ======

The Company had no other stock options outstanding at June 30, 1997, nor did the Company have any stock option or other incentive compensation plans in effect at such date.

THE STOCK PERFORMANCE GRAPH

The following graph provides an indicator of and compares the percentage change of cumulative total shareholder return of the Company's common stock against the cumulative total return of the Russell 2000 Index and the NASDAQ Composite Index since the initial public offering of the Company's common stock on April 16, 1990. This graph assumes $100 was invested on April 16, 1990 in the Company's common stock, the Russell 2000 Index and the NASDAQ Composite Index. This graph also assumes that the Company's quarterly dividend was reinvested in common stock. Both the Russell 2000 Index and the NASDAQ Composite Index exclude the Company.


                                    [GRAPH]

                              4/16/90      1990       1991       1992       1993       1994        1995       1996       1997
Russell 2000                   100.00     104.06     103.01     116.03     143.58     147.85      174.52     213.30     243.89
NASDAQ Composite               100.00     105.88     108.99     129.06     161.42     161.66      213.75     271.36     330.22
Craftmade International        100.00     169.71     112.57     164.28     282.28     255.43      228.57     200.00     225.71

The historical stock price performance of the Company's common stock shown on the graph above is not necessarily an indication of future stock performance.

The Company has compared its stock price performance with that of the Russell 2000 Index as it does not believe it can reasonably identify a peer group and no comparable published industry or line-of-business index is available. The Russell 2000 Index consists of companies with market capitalization similar to that of the Company; accordingly, the Company believes the Russell 2000 Index is the best available performance comparison.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, required the Company's directors, executive officers and beneficial owners of more than 10% of the outstanding shares of common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based solely upon its review of the copies of such forms received by it and written representations that no Form 5's were required from reporting persons, the Company believes that all such reports were submitted on a timely basis during the fiscal year ended June 30, 1997.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

To be considered for inclusion in the Company's proxy materials for the 1998 annual meeting of shareholders of the Company, shareholder proposals must be received at the Company's principal executive offices by May 31, 1998.

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain employees of the Company, who will receive no special compensation therefor, may solicit proxies in person or by telephone or telegraph. No additional written materials besides the proxy statement has been authorized or will be employed in connection with the solicitation of proxies.

The annual report to shareholders for the fiscal year ended June 30, 1997 is enclosed herewith. The annual report does not form any part of material for the solicitation of proxies.

                                    By Order of the Board of Directors,


                                         /s/ KENNETH M. CANCIENNE
                                         --------------------------
                                             Kenneth M. Cancienne
                                                 Secretary

--------------------------------------------------------------------------------
                         CRAFTMADE INTERNATIONAL, INC.

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
          PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 31, 1997

    The undersigned, revoking all previous proxies, hereby appoint(s) James Ridings and Clifford Crimmings, or any one of them, Proxies, with full power of substitution to represent and to vote all shares of Common Stock, $0.01 par value, of Craftmade International, Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held at the Company's corporate office, 650 South Royal Lane, Suite 100, Coppell, Texas 75019 on Friday, October 31, 1997, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the persons named herein will vote thereon in accordance with their best judgment. All powers may be exercised by both of said Proxies or substitutes voting or acting or, if only one votes or acts, then by that one. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

1. Election of Directors. Nominees: James Ridings    Clifford
                                    Crimmings    Kenneth Cancienne    A. Paul
                                    Knuckley    Jerry E. Kimmel

  [ ]  FOR all nominees listed.                                OR      [ ]  Withholding authority to vote for all nominees
                                                                            listed above.

   INSTRUCTIONS: To withhold authority to vote for any individual nominee or nominees, write their name(s) here.

--------------------------------------------------------------------------------

2. Ratify the Appointment of Price Waterhouse LLP as Independent Auditors.

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS REVOKED, THIS PROXY SHALL TERMINATE ON NOVEMBER 1, 1997, THE DAY AFTER THE STOCKHOLDERS MEETING, OR IF THE MEETING IS CONTINUED OR ADJOURNED, THE DAY AFTER CONTINUATION OR ADJOURNMENT. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

                                                 Dated                    , 1997
                                                      --------------------

                                                 -------------------------------
                                                           (Signature)

                                                 -------------------------------
                                                           (Signature)

                                                   Where there is more than one
                                                 owner, each should sign. When
                                                 signing as an attorney,
                                                 administrator, executor,
                                                 guardian or trustee, please add
                                                 your full title as such. If
                                                 executed by a corporation or
                                                 partnership, the proxy should
                                                 be signed in the corporate or
                                                 partnership name by a duly
                                                 authorized officer or other
                                                 duly authorized person,
                                                 indicating such officer's or
                                                 other person's title.

                                                  PLEASE SIGN, DATE AND RETURN
                                                    PROMPTLY IN THE ENCLOSED
                                                            ENVELOPE.

--------------------------------------------------------------------------------